UBS Select Prime Preferred Fund
Supplement to the Prospectus

Dated August 28, 2009

March 15, 2010

Dear Investor:

On February 16th, we had announced the extension (and structured phase out over a longer period) of a voluntary fee waiver reducing fund expenses. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) has decided to maintain the voluntary fee waiver applicable to UBS Select Prime Preferred Fund at the current level rather than to reduce it as previously intended; we will therefore continue waiving an additional 0.04% of management fees until at least April 15, 2010, after which time this waiver will either be further extended or be phased out by decreasing 0.01% per week until the additional voluntary waiver expires on or about May 6, 2010. Any extension would be announced in a subsequent prospectus supplement. This voluntary waiver is in addition to the contractual fee waiver agreement which continues until August 31, 2010. As a result, the second to last note to the “Expenses and fee tables” on page 5 of the prospectus is replaced with the following:

† The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its administrative fees so that the total ordinary operating expenses of the fund through August 31, 2010, do not exceed 0.14%. In addition, UBS Global AM will voluntarily waive an extra 0.04% of its administrative fees from February 16, 2010, until April 15, 2010, at which point this voluntary waiver will be phased out over several weeks at the rate of 0.01% per week. As a result, the total ordinary annual fund operating expenses will be reduced to 0.10% from February 16, 2010, through April 15, 2010, at which point the gradual phasing out of the aforementioned additional voluntary fee waivers will result in such expenses gradually increasing to 0.14% on or about May 6, 2010.

The above information supersedes that contained in the February 16, 2010, prospectus supplement with respect to waivers impacting UBS Select Prime Preferred Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-407